RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2016
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS

31.	RELATED PARTY TRANSACTIONS

a) Transactions with Golar Partners and subsidiaries:

Income (expenses):

(in thousands of $)	2016	2015	2014
Management and administrative services fees revenue (i)	4,251	2,949	2,877
Ship management fees revenue (ii)	6,466	7,577	7,746
Charter-hire expenses (iii)	(28,368)	(41,555)	—
Gain on disposals to Golar Partners (iv)	—	102,406	43,287
Interest income on vendor financing loan (iv)	—	4,217	—
Interest expense on short-term credit facility (v)	(122)	(203)	—
Share options expense recharge (vii)	181	297	—
Interest expense on deposit payable (viii)	(1,967)	—	—
Total	(19,559)	75,688	53,910

Receivables (payables): The balances with Golar Partners and subsidiaries as of December 31, 2016 and 2015 consisted of the following:

(in thousands of $)	2016	2015
Trading balances (owing to) due from Golar Partners and subsidiaries (v)	(21,792)	(4,400)
Methane Princess lease security deposit movements (vi)	(2,006)	(2,728)
Deposit payable (viii)	(107,247)	—
Total	(131,045)	(7,128)

(i) Management and administrative services agreement - On March 30, 2011, Golar Partners entered into a management and administrative services agreement with Golar Management, a wholly-owned subsidiary of Golar, pursuant to which Golar Management will provide to Golar Partners certain management and administrative services. The services provided by Golar Management are charged at cost plus a management fee equal to 5% of Golar Management’s costs and expenses incurred in connection with providing these services. Golar Partners may terminate the agreement by providing 120 days written notice.

(ii) Ship management fees - Golar and certain of its affiliates charge ship management fees to Golar Partners for the provision of technical and commercial management of Golar Partners' vessels. Each of Golar Partners’ vessels is subject to management agreements pursuant to which certain commercial and technical management services are provided by Golar Management. Golar Partners may terminate these agreements by providing 30 days written notice.

(iii) Charter-hire expenses - This consists of the charterhire expenses that we incurred for the charter back from Golar Partners of the Golar Grand in 2015 and 2016, and for the comparative period in 2015 this also includes the Golar Eskimo.

In connection with the sale of the Golar Grand to Golar Partners in November 2012, we issued an option where, in the event that the charterer did not renew or extend its charter for the Golar Grand beyond February 2015, the Partnership had the option to require us to charter the vessel through to October 2017. In February 2015, the option was exercised. Accordingly, we recognized charterhire costs of $28.4 million and $28.7 million for the year ended December 31, 2016 and 2015, respectively, in relation to the Golar Grand. This excludes the release of $6.1 million and $3.9 million representing the amortization for the year December 31, 2016 and 2015, respectively, in respect of the guarantee obligation. Furthermore the expense of $8.8 million, representing the incremental liability recognized upon re-measurement of the guarantee obligation is also excluded from the 2015 comparative.

In connection with the sale of the Golar Eskimo in January 2015, we entered into an agreement with Golar Partners to charter back the vessel until June 30, 2015. Accordingly, we recognized charterhire costs of $nil and $12.9 million for the years ended December 31, 2016 and 2015, respectively.

In addition, in exchange for entering into the charter back arrangement for the Golar Eskimo we agreed with Golar Partners that should we achieve a favorable renegotiation and extension of the charter with the charterer, which increased the value of the charter sold along with the vessel, Golar Partners would pay additional consideration to us equivalent to any increase in value.  No charter renegotiation took place and no additional consideration was due or paid.

(iv) Gain on disposals - This refers to the gains arising on the disposals of the Golar Eskimo, the Golar Igloo and the Golar Maria to Golar Partners. These disposals are further described in note 6.

In January 2015, we completed the disposal of our interests in the companies that own and operate the FSRU, the Golar Eskimo, which resulted in a gain on disposal of $102.4 million. To part fund the purchase, we provided Golar Partners with a $220.0 million loan facility which was non-amortizing with a balloon payment due in December 2016 and bore interest at a rate equal to LIBOR plus a blended margin of 2.84%. The loan facility also contained an early repayment incentive fee of up to 1.0% of the loan amount which was called by Golar Partners following early repayment of the loan in November 2015. As a result we incurred an incentive fee of $1.1 million.

In March 2014, we completed the sale of our interests in the company that owns and operates the FSRU, the Golar Igloo, which resulted in a gain on disposal of $43.3 million.

(v) Trading balances - Receivables and payables with Golar Partners and its subsidiaries are comprised primarily of unpaid management fees and expenses for management, advisory and administrative services and may include working capital adjustments in respect of disposals to the Partnership, as well as charterhire expenses. In addition, certain receivables and payables arise when we pay an invoice on behalf of a related party and vice versa. Receivables and payables are generally settled quarterly in arrears. Trading balances owing to or due from Golar Partners and its subsidiaries are unsecured, interest-free and intended to be settled in the ordinary course of business. They primarily relate to recharges for trading expenses paid on behalf of Golar Partners, including ship management and administrative service fees due to us. In January 2016, we received funding from Golar Partners in the amount of $30 million for a fixed period of 60 days. Golar Partners charged interest on this balance at a rate of LIBOR plus 5.0%. In November 2015, we received funding from Golar Partners in the amount of $50 million for a fixed period of 28 days. Golar Partners charged interest on this balance at a rate of LIBOR plus 5.0%.

The increase in trading balances to $21.8 million as of December 31, 2016 from $4.4 million as of December 31, 2015 is mainly attributable to amounts due to Golar Partners for charterhire expenses relating to Golar Grand discussed in (iii) above and amounts under the Golar Tundra Sale agreement discussed in (viii) below.

(vi) Methane Princess lease security deposit movements - This represents net advances from Golar Partners since its IPO, which correspond with the net release of funds from the security deposits held relating to a lease for the Methane Princess. This is in connection with the Methane Princess tax lease indemnity provided to Golar Partners under the Omnibus Agreement. Accordingly, these amounts will be settled as part of the eventual termination of the Methane Princess lease.

(vii) Share options expense - This relates to a recharge of share option expense to Golar Partners in relation to share options in Golar granted to certain of Golar Partners directors and officers during 2016 and 2015.

(viii) Deposit - In February 2016, we entered into a purchase agreement for the sale of our equity interests in the company (“Tundra Corp”) that is the disponent owner and operator of the Golar Tundra to Golar Partners for the purchase price of $330 million, less the net lease obligations under the lease agreement with CMBL and net working capital adjustments (“Golar Tundra Sale”). The Golar Tundra is subject to a time charter (“Golar Tundra Time Charter”) with West Africa Gas Limited (“WAGL”), a company jointly owned by the Nigerian National Petroleum Corporation and Sahara Energy Resource Ltd, for an initial term of five years, which may be extended for an additional five years at WAGL’s option. In February 2016, we received a $30 million deposit from Golar Partners towards the purchase price. The outstanding debt in respect of the Golar Tundra due to CMBL stood at $222.7 million at the time of the sale to Golar Partners. On May 23, 2016, the sale was completed and Golar Partners settled in cash the outstanding $77.3 million due to Golar.

In connection with the closing of the Golar Tundra Sale, we also entered into an agreement with Golar Partners pursuant to which we will pay Golar Partners a daily fee plus operating expenses for the right to use the Golar Tundra from the date of the closing of the Golar Tundra Sale until the date that the vessel commences operations under the Golar Tundra Time Charter with WAGL. In return, Golar Partners will remit to us any hire income received with respect to the Golar Tundra during this period. If for any reason the Golar Tundra Time Charter has not commenced by the 12 month anniversary of the closing of the Golar Tundra Sale, Golar Partners has the right to require that we repurchase the shares of Tundra Corp at a price equal to the purchase price.

Until the Golar Tundra commences operations and the arrangements between Golar Partners expires (including Golar Partners' right to require that the Company repurchase the shares of Tundra Corp, the disponent owner and operator of the Golar Tundra), the Company will continue to consolidate Tundra Corp. Accordingly, for the year ended December 31, 2016, we accounted for the amount received in relation to the Golar Tundra Sale as a deposit payable and $2.0 million as interest expense with respect to these arrangements.

Other transactions:

Payment under Omnibus Agreement

In 2013, Golar Partners incurred expenses of $3.3 million which were indemnified and settled by us in accordance with the terms of the Omnibus Agreement. This was recorded in our statement of operations as "Other non-operating expense". Accordingly, for each of the years ended December 31, 2016, 2015 and 2014, in respect of this indemnification, we recognized an expense in our statement of operations of $nil, $nil and $0.5 million, respectively.

Golar Partners distributions to us

Golar Partners has declared and paid quarterly distributions totaling $55.3 million, $52.1 million, and $61.3 million to us for each of the years ended December 31, 2016, 2015 and 2014, respectively.

Exchange of Incentive Distribution Rights

Pursuant to the terms of an Exchange Agreement (the “Exchange Agreement”) by and between Golar and Golar Partners we exchanged all of our incentive distribution rights in the Partnership (“Old IDRs”) in October 2016 (see note 14).

Indemnifications and guarantees:

a) Tax lease indemnifications: Under the Omnibus Agreement, we have agreed to indemnify Golar Partners in the event of any tax liabilities in excess of scheduled or final settlement amounts arising from the Methane Princess leasing arrangement and the termination thereof.

In addition, to the extent Golar Partners incurs any liabilities as a consequence of a successful challenge by the U.K. Tax Authorities with regard to the initial tax basis of the transactions relating to any of the U.K. tax leases or in relation to the lease restructuring terminations in 2010, we have agreed to indemnify Golar Partners.

The maximum possible amount in respect of the tax lease indemnification is not known as the determination of this amount is dependent on our intention of terminating this lease and the various market factors present at the point of termination. As of December 31, 2016, we recognized a liability of $11.5 million in respect of the tax lease indemnification to Golar Partners representing the fair value at deconsolidation in December 2012 (2015: $11.5 million).

b) Performance guarantees: We issued performance guarantees to third party charterers in connection with the Time Charter Party agreements entered into with the vessel operating entities who are now subsidiaries of Golar Partners. These performance guarantees relate to the Golar Spirit, the Golar Freeze, the Methane Princess, the Golar Winter and the Golar Mazo. The maximum potential exposure in respect of the performance guarantees issued by the Company is not known as these matters cannot be absolutely determined. The likelihood of triggering the performance guarantees is remote based on the past performance of both our and Golar Partners' combined fleets.

Omnibus Agreement

In connection with the IPO of Golar Partners, we entered into an Omnibus Agreement with Golar Partners governing, among other things, when we and Golar Partners may compete against each other as well as rights of first offer on certain FSRUs and LNG carriers. Under the Omnibus Agreement, Golar Partners and its subsidiaries agreed to grant a right of first offer on any proposed sale, transfer or other disposition of any vessel it may own. Likewise, we agreed to grant a similar right of first offer to Golar Partners for any vessel under a charter for five or more years that we may own. These rights of first offer will not apply to a (a) sale, transfer or other disposition of vessels between any affiliated subsidiaries, or pursuant to the terms of any current or future charter or other agreement with a charter party or (b) merger with or into, or sale of substantially all of the assets to, an unaffiliated third-party. In addition, the Omnibus Agreement provides for certain indemnities to Golar Partners in connection with the assets transferred from us.

b) Transactions with Golar Power and affiliates:

In June 2016, we entered into certain agreements forming a 50/50 joint venture, Golar Power Ltd ("Golar Power"), with investment vehicles affiliated with the private equity firm Stonepeak Infrastructure Partners ("Stonepeak"). The purpose of Golar Power is to offer integrated LNG based downstream solutions through the ownership and operation of FSRUs and associated terminal and power generation infrastructure. The transaction closed on July 6, 2016 with the receipt of net proceeds of $113 million from the disposal of 50% of our holding in the ordinary share capital of Golar Power to Stonepeak. Accordingly, effective from this date, we deconsolidated the results and net assets relating to the two vessels; the Penguin and the Celsius, the newbuild FSRU 8 and LNG Power Limited which holds the rights to participate in the Sergipe Power Plant project. On the same date, we commenced equity accounting for our residual interest in Golar Power and we recorded an investment in Golar Power of $116 million, which represents the fair value of our remaining 50% holding in Golar Power's ordinary share capital. Refer to note 7 for further details.

Net revenues: The transactions with Golar Power and its affiliates for the twelve months ended December 31, 2016 consisted of the following:

(in thousands of $)	2016
Management and administrative services revenue	1,965
Ship management fees income	335
Surety bond and debt guarantee compensation (i)	488
Total	2,788

Payables: The balances with Golar Power and its affiliates as of December 31, 2016 consisted of the following:

(in thousands of $)	2016
Trading balances due to Golar Power and affiliates (ii)	(4,442)
Total	(4,442)

(i) Surety bond and debt guarantee compensation - In connection with the closing of the Golar Power and Stonepeak transaction, Golar Power entered into agreements to compensate Golar in relation to the surety bond and certain debt guarantees (as further described under the subheading "Guarantees and other") relating to Golar Power and subsidiaries. This compensation amounted to an aggregate of $0.5 million income for the year ended December 31, 2016. Accordingly we have recognized an asset for the counter guarantee as part of the deconsolidation of the Golar Power entity, see note 7.

As at December 31, 2016 the surety bond guarantee had been terminated and thus no further compensation will be received in relation to the surety bond guarantee.

(ii) Trading balances - Receivables and payables with Golar Power and its subsidiaries are comprised primarily of unpaid management fees, charterhire expenses, advisory and administrative services and may include working capital adjustments in connection with the initial formation of the joint venture and transaction with Stonepeak as further described in note 7. In addition, certain receivables and payables arise when we pay an invoice on behalf of a related party and vice versa. Receivables and payables are generally settled quarterly in arrears. Trading balances owing to or due from Golar Power and its subsidiaries are unsecured, interest-free and intended to be settled in the ordinary course of business. They primarily relate to recharges for trading expenses paid on behalf of Golar Power, including ship management and administrative service fees due to us.

Guarantees and other:

a) Debt guarantees - The debt guarantees were previously issued by Golar to third party banks in respect of certain secured debt facilities relating to Golar Power and subsidiaries. The liability which is recorded in "Other long-term liabilities" is being amortized over the remaining term of the respective debt facilities with the credit being recognized in "Other financial items". As of December 31, 2016, the Company guaranteed $203.7 million of Golar Power's long-term debt obligations. The debt facilities are secured against specific vessels. As described in (i) above we receive compensation from Golar Power in relation to the provision of the guarantees.

b) Shipyard guarantee - In connection with the newbuilding contract for the construction of a FSRU, we provided a guarantee to cover the remaining milestone payments due to the shipyard. Pursuant to the formation of Golar Power and closing of the Stonepeak transaction, Golar Power's subsidiary, entered into a counter guarantee with us to indemnify us in the event we are required to pay out any monies due under the shipyard guarantee.

c) Golar Power Purchase Option - Under the shareholders' agreement, Golar Power has the right for 18 months from July 6, 2016 to purchase another two of our vessels at their respective fair values. In connection with any such transaction, Ordinary Shares will be issued based on the fair market value of the vessel(s) at the time of their respective contribution.

d) Golar Power contributions - under the shareholders' agreement, we and Stonepeak have agreed to contribute additional funding to Golar Power, on a pro rata basis, including (i) an aggregate of $150 million in the period through to the second half of 2018; and (ii) additional amounts as may be required by Golar Power, subject to the approval of its board of directors.

c) Transactions with OneLNG and subsidiaries:

On July 25, 2016 Golar and Schlumberger B.V. ("Schlumberger") entered into a joint venture and shareholders' agreement to form OneLNG, a joint venture, with the intention to offer an integrated upstream and midstream solution for the development of low cost gas reserves to LNG. In accordance with the joint venture and shareholders' agreement, Golar holds 51% and Schlumberger the remaining 49% of OneLNG. Both Golar and Schlumberger have agreed pursuant to the OneLNG joint venture and Shareholders’ Agreement that any new FLNG business development will be initiated by OneLNG. If the Board of Directors of OneLNG chooses not to proceed with an identified project, Golar or Schlumberger will be free to pursue the project independently. By virtue of substantive participation rights held by Schlumberger we account for our investment in OneLNG under the equity method of accounting.

Net revenues: The transactions with OneLNG and its subsidiaries for the twelve months ended December 31, 2016 consisted of the following:

(in thousands of $)	2016
Management and administrative services revenue	586
Total	586

Receivables: The balances with OneLNG and its subsidiaries as of December 31, 2016 consisted of the following:

(in thousands of $)	2016
Trading balances due from OneLNG (i)	719
Total	719

(i) Trading balances - Receivables and payables with One LNG and its subsidiaries are comprised primarily of unpaid management fees, charterhire expenses, advisory and administrative services. In addition, certain receivables and payables arise when we pay an invoice on behalf of a related party and vice versa. Receivables and payables are generally settled quarterly in arrears. Trading balances owing to or due from OneLNG are unsecured, interest-free and intended to be settled in the ordinary course of business.

Guarantees and other:

a) OneLNG contributions - In connection with our newly formed joint venture, OneLNG, (see note 14) under the joint venture and shareholders' agreement with Schlumberger, once a OneLNG project reaches final investment decision, we and Schlumberger will each be required to provide $250 million of new equity. Contributions may include intellectual property amongst other items.

d) Transaction with other related parties:

Net revenues (expenses): The transactions with other related parties for the twelve months ended December 31, 2016, 2015 and 2014 consisted of the following:

(in thousands of $)	2016	2015	2014
Frontline (i)	—	—	34
Seatankers (i)	—	—	(112)
Ship Finance (i)	—	—	116
Seadrill (i)	—	—	(5)
Golar Wilhelmsen (ii)	—	(2,246)	(7,031)
The Cool Pool (iii)	32,254	1,992	—
Magni Partners (iv)	(4,282)	—	—
Total	27,972	(254)	(6,998)

Receivables (Payables): The balances with other related parties as of December 31, 2016 and 2015 consisted of the following:

(in thousands of $)	2016	2015
The Cool Pool (iii)	3,490	2,000
Magni Partners (iv)	(137)	—
Total	3,353	2,000

(i) On September 10, 2014 following a secondary offering of 32 million of our common shares by World Shipholding Limited (''World Shipholding''), its stake in us was reduced from 36.2% to 1.9%. As of December 31, 2016 and 2015, World Shipholding owned 0.0% of Golar. Following this, World Shipholding, Frontline Ltd (''Frontline''), Seatankers Management Company Limited (''Seatankers''), Ship Finance AS (''Ship Finance'') and Seadrill Ltd (''Seadrill''), ceased to be our related parties.

(ii) As of September 4, 2015, pursuant to the acquisition of the remaining 40% interest, we held a 100% ownership interest in Golar Wilhelmsen, thus making it a controlled and fully consolidated subsidiary from that date. Previous to that we held a 60% ownership interest in Golar Wilhelmsen, which we accounted for using the equity method. Golar Wilhelmsen recharges management fees in relation to provision of technical and ship management services. Accordingly, from September 4, 2015, these management fees are eliminated on consolidation.

(iii) The Cool Pool - For the year ended December 31, 2016 we recognized net income of $32.3 million from our participation in the Cool Pool. Trade accounts receivable includes amounts due from the Cool Pool, amounting to $3.5 million as of December 31, 2016 (December 31, 2015: $2.0 million).

The table below summarizes our earnings generated from our participation in The Cool Pool:

(in thousands of $)	2016	2015
Time and voyage charter revenues	37,345	5,771
Time charter revenues - collaborative arrangement	13,730	—
Voyage, charter-hire expenses and commission expenses	(7,681)	(3,779)
Voyage, charter-hire and commission expenses - collaborative arrangement	(11,140)	—
Net income from The Cool Pool	32,254	1,992

(iv) Magni Partners - Tor Olav Trøim is the founder of, and partner in, Magni Partners Limited, a privately held UK company, and is the ultimate beneficial owner of the company. Pursuant to a management agreement between Magni Partners Limited and a Golar subsidiary, for the year ended December 31, 2016, Golar was recharged $3.9 million (this includes $3.0 million in relation to the transaction with Golar Power which has been recorded as part of the loss on disposal of Golar Power in the income statement, see note 7) for advisory services from a partner and director of Magni Partners Limited, other than Mr Trøim. In addition, Golar was recharged $0.1 million for travel relating to certain board members and $0.3 million for other travel and out of pocket expenses. All charges have been recharged to Golar at cost.